UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 13, 2013
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, New Mexico 87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
On September 13, 2013, EMCORE Corporation (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with B. Riley & Co., LLC (the “Underwriter”). Pursuant to the Underwriting Agreement, the Company agreed to sell and the Underwriter agreed to purchase (the “Offering”), subject to the terms and conditions expressed therein, 2,500,000 shares of the Company's common stock, without par value (the “Common Stock”), at a price per share of $4.085. The Company also granted the Underwriter a 30-day option to purchase up to 375,000 additional shares of Common Stock at the same price per share. Payment by the Underwriter of the purchase price for the shares purchased and delivery by the Company of the shares sold is expected to occur on September 18, 2013, subject to customary closing conditions. The Underwriting Agreement contains customary representations, warranties and covenants by the Company. The Underwriting Agreement also provides for customary indemnification by each of the Company and the Underwriter for losses or damages arising out of or in connection with the sale of the Common Stock.
The shares sold by the Company were registered pursuant to a “shelf” Registration Statement on Form S-3 (File No. 333-183256) (the “Registration Statement”) that the Company filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Act”), on August 10, 2012, and which the Commission declared effective as of August 23, 2012, including a base prospectus constituting a part thereof, as supplemented by a prospectus supplement relating to the shares filed with the Commission pursuant to Rule 424(b) under the Act.
The Underwriting Agreement is attached as Exhibit 1.1 hereto and is incorporated herein by reference. The description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The representations and warranties made by the parties to the Underwriting Agreement were made solely for purposes of the Underwriting Agreement and to allocate risk between the parties. You should not rely on the representations, warranties and covenants in the Underwriting Agreement.
The opinion of the Company's counsel regarding the validity of the shares being issued and sold in connection with the Offering is attached as Exhibit 5.1 hereto.
A copy of the press release issued by the Company announcing the pricing of the Offering is attached as Exhibit 99.1 hereto.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

1.1	Underwriting Agreement, dated September 13, 2013, by and between EMCORE Corporation and B. Riley & Co., LLC.
5.1	Opinion of Stradling Yocca Carlson & Rauth, P.C.
23.1	Consent of Stradling Yocca Carlson & Rauth, P.C. (included in Exhibit 5.1)
99.1	Press Release, dated September 13, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: September 17, 2013	By: /s/ Mark B. Weinswig Name: Mark B. Weinswig Title: Chief Financial Officer